MFS(R) VARIABLE INSURANCE TRUSTSM

                          MFS(R) EMERGING GROWTH SERIES

                      Supplement to the Current Prospectus

Effective November 15, 2001, the description of portfolio managers for the Emerging Growth Series (the series) is hereby restated as follows:

Dale A. Dutile, John E. Lathrop, and David E. Sette-Ducati are the portfolio managers of the series. Messrs. Dutile and Lathrop, each a Senior Vice President of Massachusetts Financial Services Company (MFS or the adviser), have been employed in the investment management area of the adviser since 1994. Mr. Sette-Ducati, also a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1995. Messrs. Dutile, Lathrop and Sette-Ducati each became a portfolio manager of the series effective March 1, 2001. John W. Ballen, President and Director of MFS, has been a portfolio manager of the series since the series' inception in 1995 and will continue to provide oversight of this series.


                The date of this Supplement is November 16, 2001.